                       SEMIANNUAL REPORT / APRIL 30 2001

                        AIM DENT DEMOGRAPHIC TRENDS FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                          ALL IN A CROWD BY DIANA ONG

          ONG'S VIVID WATERCOLOR EVOKES THE ENERGY AND OPTIMISM OF THE

          BABY-BOOM GENERATION. WITH THEIR DRIVE AND INNOVATION, THIS

           GENERATION DOMINATES THE ECONOMY AND MAY PROPEL THE STOCK

                          MARKET FOR THE NEXT DECADE.

                     -------------------------------------

AIM Dent Demographic Trends Fund seeks to provide long-term growth of capital.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Dent Demographic Trends Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The fund's average annual total returns as of the close of the reporting period (including sales charges) are as follows: Class A shares, one year, -40.11%; inception (6/7/99), -2.67%. Class B shares, one year, -40.18%;
    inception (6/7/99), -2.49%. Class C shares, one year, -37.66%; inception (6/7/99), -0.37%. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/01, the most recent calendar quarter-end, which were: Class A shares, one year, -51.44%; inception (6/7/99), -9.76%. Class B shares, one year, -51.49%;
    inception (6/7/99), -9.55%. Class C shares, one year, -49.45%; inception (6/7/99), -7.50%.
o Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
o Harry S. Dent's stock-market scenario for the coming decade, which is based on historical data, represents his opinion. Unforeseen events such as rising inflation, declining productivity, irregular spending and savings patterns, and other social, political and economic uncertainty could affect corporate earnings and the stock market, negatively altering Mr. Dent's view.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns is attributable to its investment in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o Investing in small and mid-sized companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Russell 3000 Index represents the performance of the broad market. The Growth segment of this index includes companies with higher price/book ratios and forecasted growth values, while the Value segment includes companies with lower price/book ratios and forecasted growth values.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                        AIM DENT DEMOGRAPHIC TRENDS FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                   Dear Fellow Shareholder:

                   The six months ended April 30, 2001, the period covered by
[PHOTO OF          this report, were among the most difficult we have seen in
ROBERT H.          equity markets in years. Major indexes, both foreign and
GRAHAM]            domestic, posted negative returns, with the technology sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                       What's the lesson? Well, just as the dot-com disaster
                   taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                       During the long bull market, which ran from 1982 until
                   last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
    Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
The last six months have tested the patience of most investors, and we'd like to thank you for your confidence in us as we look forward to what we hope will be less trying markets the rest of this year. Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman

                        AIM DENT DEMOGRAPHIC TRENDS FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

DECLINE OF GROWTH STOCKS HITS FUND HARD

HOW DID AIM DENT DEMOGRAPHIC TRENDS FUND PERFORM DURING THE REPORTING PERIOD? Investor concern about declining corporate earnings growth and the slowing economy led most major stock-market indexes to drop for nearly all of the reporting period. Large-cap growth stocks, which constituted a large portion of the fund's portfolio, were hit the hardest.
    As a result, the fund felt the full force of the market's downturn. For the six months ended April 30, 2001, the fund posted total returns of -34.74% for Class A shares and -34.93% for Class B and Class C shares. (These returns are at net asset value, which does not include sales charges.)
    However, a series of interest-rate cuts by the Federal Reserve Board (the
Fed) helped spark a market upturn in April. Led by renewed optimism in equity markets and growth stocks, the fund showed improved performance for the month, with total returns of 14.46% for Class A shares and 14.40% for Class B and Class C shares, excluding sales charges.

                     -------------------------------------

                      ...NEARLY EVERY SEGMENT OF THE STOCK

                       MARKET POSTED NEGATIVE RETURNS FOR

                             THE REPORTING PERIOD.

                     -------------------------------------

WHAT TRENDS AFFECTED THE MARKET DURING THE PAST SIX MONTHS?
When the reporting period began, stocks were already struggling because of concerns about earnings. Uncertainty about the outcome of the presidential election exacerbated the market malaise, and even the resolution of the election controversy failed to produce a sustained stock-market rally.
    Market performance improved somewhat with the first in a series of Fed interest-rate cuts in January. Investors rushed to buy stocks that had fallen drastically in price during late 2000's severe market sell-off. Technology stocks, badly beaten up in 2000, led the market in January.
    Nonetheless, investor concerns about corporate profitability again became paramount in February and March, once more sending market indexes tumbling, as a string of high-profile companies issued earnings warnings. Technology stocks, which led the market upward in January, led it downward in February and March. Eventually, the sell-off affected nearly every market sector.
    After disappointing investors with a less-than-hoped-for rate cut in March, the Fed unexpectedly cut interest rates again in April, sparking a market upturn. Even so, investors remained concerned about the economy and corporate earnings prospects, and the market rally was tentative.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Despite our belief in the long-term prospects for growth stocks, value stocks outperformed them for most of the reporting period, continuing a trend that began in 2000; demonstrating this trend, the Russell 3000 Value Index had a return of 0.78% for the six-month reporting period, while the Russell 3000 Growth Index had a return of -25.83%. Growth-stock performance particularly suffered because many investors believed that such stocks (especially technology issues) were overvalued.
    While this had a negative effect on the fund, we still believe that over the long term markets will reward those stocks with consistent earnings growth. In addition, we continued to invest the fund in those market sectors that we expect to benefit from current and future demographic trends that will drive the market over the long term. Those sectors were technology, financials and health care, in addition to some consumer-related stocks.
    Health-care and financial stocks actually weathered the market's downturn relatively well, especially as investors shifted into value stocks. But technology stocks--even those with excellent growth prospects--slumped terribly. The fund's long-term strategy kept it out of sectors

                               [FRONT COVER ART]

OUR INVESTMENT STRATEGY
It's important to remember that the fund's strategy centers around AIM's proven discipline of investing in companies in which earnings are growing, as well as Harry Dent's long-term view of demographic trends. This means that while short-term market volatility caused by economic uncertainty, declining productivity or other factors may have a negative short-term effect on the fund, we remain committed to investing for the long term, which we believe is the best way to provide good returns to shareholders. We do not try to time the market. History has shown that such a strategy does not work because no one can know for sure when a certain stock or market sector will go in or out of favor in the short term.

          See important fund and index disclosures inside front cover.

                        AIM DENT DEMOGRAPHIC TRENDS FUND

PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

====================================================================================================
TOP 10 EQUITY HOLDINGS                          TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------
 1. AOL Time Warner Inc.                3.86%    1. Financial (Diversified)                   10.76%

 2. Pfizer Inc.                         3.68     2. Electronics (Semiconductors)               8.74

 3. J.P. Morgan Chase & Co.             3.57     3. Investment Banking/Brokerage               8.11

 4. Citigroup Inc.                      3.13     4. Health Care (Drugs-Major Pharmaceuticals)  7.41

 5. Comverse Technology, Inc.           3.06     5. Computers (Software & Services)            6.93

 6. Morgan Stanley Dean Witter & Co.    2.94     6. Equipment (Semiconductor)                  5.95

 7. American International Group, Inc.  2.92     7. Communications Equipment                   4.49

 8. Pharmacia Corp.                     2.89     8. Entertainment                              3.86

 9. VERITAS Software Corp.              2.53     9. Health Care (Managed Care)                 3.71

10. Celestica Inc. (Canada)             2.50    10. Insurance (Multi-Line)                     2.92

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

====================================================================================================

(such as energy and utilities) that may have enjoyed better short-term performance. But in the end, nearly every segment of the stock market posted negative returns for the reporting period.

WHAT WERE SOME STOCKS YOU FAVORED?
The stocks in the fund's portfolio are those we consider high-quality names in the various sectors. Examples include

o CELESTICA (technology), which makes semiconductors for such clients as IBM and Sun Microsystems;
o   AMERICAN INTERNATIONAL GROUP (financials), the world's largest insurer;
o   PHARMACIA (health care), maker of the blockbuster arthritis drug Celebrex;
    and
o AOL TIME WARNER (consumer staples), the media giant created by the merger of its two namesakes.

WHAT WERE CONDITIONS LIKE AS THE REPORTING PERIOD CLOSED?
Even after April's stock-market rally, investors continued to be cautious as unemployment crept higher and consumer confidence edged lower. Although investors and analysts both agreed that financial markets would continue to be choppy, there was renewed optimism that the worst of the markets' slump may be over.
    While inflation remains low, the Fed is ever diligent in watching to see if more stimulus will be needed to jump-start the sagging U.S. economy. Fed rate cuts have historically had a positive impact on markets, though the effects often do not appear for months as the cuts trickle down through the economy.
    Still, market watchers are keeping a close eye on earnings to find some indication as to whether more hard-hit companies are on their way back up. But despite the market's short-term fluctuations, over the long term we believe that the market will reward those stocks that deliver consistent earnings growth, including those that are part of the demographic trends we follow.

                               [FRONT COVER ART]

--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!
A new service--electronic delivery of fund reports and prospectuses--is available. You can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                        AIM DENT DEMOGRAPHIC TRENDS FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY
We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

                        AIM DENT DEMOGRAPHIC TRENDS FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION

A PROSPEROUS RETIREMENT: IT'S UP TO YOU, AND IT CAN BE DONE

Many experts predict that Social Security could go broke sometime between 2020 and 2030 as the number of retirees outpaces the ability of the workforce to pay for their benefits through taxes. Lawmakers are sharply divided on ways to remedy this impending problem.
    Meanwhile, the Social Security Administration is sending Americans a wake-up call. The agency now mails annual contributions and benefit statements to all workers covered by Social Security. You should receive your statement three months before your birthday.
    The most important information in the statement is an estimate of the monthly retirement benefit you will receive at age 62, at full retirement and at age 70. Many people may be shocked to learn how small that amount will be.

RETIREMENT IS EXPENSIVE
Social Security and pensions account for only 43% of the retirement income needed by affluent retirees, according to the Social Security Administration and the U.S. Bureau of Labor Statistics. The other 57% may need to come from personal savings. Financial experts estimate that most people will need about 75% of their current annual income to maintain their lifestyle in retirement.
    If you're depending on Social Security alone, you may have to scale back your lifestyle considerably upon retirement.

WOULD YOU RATHER BE A MILLIONAIRE?
Of course you would. What to do? You could try to become a guest on the hit television quiz show. A more practical way is to save and invest now for a comfortable retirement later. But remember: when planning for retirement, time can be your best friend--or your worst enemy. Time can affect your retirement plans in three ways.

o The longer you wait to begin saving for retirement, the more you'll have to save to accumulate the nest egg you'll need, as the table nearby shows.
o Even modest inflation means that each dollar you save today will be less valuable 20 or 30 or 40 years from now. Over a 25-year period, a 2% annual rate of inflation reduces the value (the "buying power") of $1,000 to just $610.
o As Americans live longer, they need their retirement savings to last longer. More and more Americans each year outlive their savings.

Let's estimate you'll need $1 million to live comfortably in retirement. How much will you need to save each month to reach your goal--if you start early, or if you wait to begin saving?

THE LESSON? START SAVING EARLY

Procrastination can be expensive. The longer you wait to begin your retirement saving plan, the more you'll have to save

--------------------------------------------------------------------------------

                                 [COUPLE PHOTO]

STARTING EARLY MAKES IT EASIER TO SAVE FOR RETIREMENT

================================================================================
                 YEARS TO                                   MONTHLY SAVINGS
CURRENT          SAVE UNTIL          RETIREMENT             NEEDED TO
AGE              RETIREMENT          SAVINGS GOAL           REACH GOAL
--------------------------------------------------------------------------------
25               40                  $1,000,000             $   85

35               30                  $1,000,000             $  284

45               20                  $1,000,000             $1,001

55               10                  $1,000,000             $4,305

All figures assume a 12% annual return on investments. This hypothetical example is for illustrative purposes only and is not intended to represent the performance of any particular fund, IRA or investor. Your actual return isn't likely to be consistent from year to year and there is no guarantee that a specific rate of return will be achieved.

================================================================================

WILL YOU HAVE ENOUGH FOR RETIREMENT?
Social Security and pensions account for 43% of the retirement income needed by affluent retirees. The rest must come from personal savings.

                                   [PIE CHART]

================================================================================
Social Security and Pensions                            43%

Personal Savings                                        57%
================================================================================
Source: Social Security Administration and U.S. Bureau of Labor Statistics

                        AIM DENT DEMOGRAPHIC TRENDS FUND
each month to build an adequate retirement nest egg. The person who starts saving at 25 may be able to accumulate $1 million by saving just $85 a month. Someone who waits to age 35 before beginning to save for retirement will have to contribute more than three times as much each month to make up for lost time!

START WITH A PRACTICAL INVESTMENT PLAN
A comfortable retirement is within your reach. But you'll need a practical investment plan to get there. So consider the four steps described here and talk them over with your financial advisor. He or she can help you devise a plan and choose investments suited to your unique circumstances.

1. IF YOU HAVE A 401(k) PLAN, CONTRIBUTE TO IT--AND MAKE THE MOST OF EMPLOYER MATCHING. If your employer matches 401(k) contributions, contribute at least enough to maximize the company's contribution. If the company match is 5% of your salary, contribute at least 5% of your pay yourself. From your standpoint, the employer contribution is "free" money.

2. CONTRIBUTE TO AN IRA TOO. Even if you can't deduct an IRA contribution, you can enjoy an IRA's tax-deferred compounding. And don't forget the added advantage of the spousal IRA.

3. DIVERSITY! Asset diversification helps manage risk because different types of assets behave differently. If you put your retirement assets into mutual funds, consider buying more than one type of fund.

4. IF YOU HAVE TIME, INVEST AGGRESSIVELY. Historically, small-company stocks have provided the highest returns. They can be volatile in the short term, but if you can be patient, consider including aggressive small-company growth funds in your portfolio.

DOLLAR-COST AVERAGING TYPICALLY LOWERS THE COST OF INVESTING
One simple way to save for retirement is to use an installment plan. With a strategy called dollar-cost averaging, you can commit a fixed amount of money to an investment at regular intervals. There are several advantages to this plan:

o Regular investing of equal amounts helps you make the most of market highs and lows. You automatically buy more shares when prices are low and fewer when prices are high.
o Your average cost per share is less than your average price per share. The only time this would not occur is if the share price remained constant.
o This strategy is especially appropriate for long-term investments, such as retirement plans, because the longer you maintain a regular investment program, the more likely you will be to buy shares at a wide variety of prices.
o By systematically investing, you will be less tempted to make decisions on the basis of short-term events and your emotions. Your fortunes as an investor won't depend on your ability to make the right call about future trends.

    Of course, no investment strategy--not even dollar-cost averaging--is guaranteed to result in profits or protect against losses in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, you should consider your ability to continue purchases through periods of low price levels.

WHAT SHOULD YOU DO?
Visit your financial advisor. He or she can help you determine how much money you'll actually need in retirement and how to earn that money through careful investments.

DOLLAR-COST AVERAGING LOWERS COST OF INVESTING

================================================================================
                    AMOUNT                  SHARE              SHARES
MONTH               INVESTED                PRICE              PURCHASED
--------------------------------------------------------------------------------
JANUARY             $  200                  $ 24                8.333
FEBRUARY            $  200                  $ 20               10.000
MARCH               $  200                  $ 14               14.286
APRIL               $  200                  $ 18               11.111
MAY                 $  200                  $ 22                9.091
JUNE                $  200                  $ 24                8.333
SIX-MONTH TOTAL     $1,200                  $122               61.154

Average price per share: $122 divided by 6 equals $20.33;
Average cost to you per share: $1,200 divided by 61.154 equals $19.62

================================================================================

                        AIM DENT DEMOGRAPHIC TRENDS FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                     MARKET
                                      SHARES         VALUE
DOMESTIC COMMON STOCKS-86.49%

BEVERAGES (ALCOHOLIC)-0.68%

Anheuser-Busch Cos., Inc.              200,000   $    7,998,000
===============================================================

BEVERAGES (NON-ALCOHOLIC)-0.56%

PepsiCo, Inc.                          150,000        6,571,500
===============================================================

BIOTECHNOLOGY-1.49%

Amgen Inc.(a)                          125,000        7,642,500
---------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)          200,000        9,840,000
===============================================================
                                                     17,482,500
===============================================================

BROADCASTING (TELEVISION, RADIO & CABLE)-1.83%

Hispanic Broadcasting Corp.(a)         350,000        8,389,500
---------------------------------------------------------------
Univision Communications
  Inc.-Class A(a)                      300,000       13,113,000
===============================================================
                                                     21,502,500
===============================================================

COMMUNICATIONS EQUIPMENT-3.51%

Comverse Technology, Inc.(a)           525,000       35,962,500
---------------------------------------------------------------
JDS Uniphase Corp.(a)                  250,000        5,345,000
===============================================================
                                                     41,307,500
===============================================================

COMPUTERS (HARDWARE)-0.45%

Dell Computer Corp.(a)                 200,000        5,258,000
===============================================================

COMPUTERS (NETWORKING)-1.82%

Cisco Systems, Inc.(a)                 909,700       15,446,706
---------------------------------------------------------------
Juniper Networks, Inc.(a)              100,000        5,903,000
===============================================================
                                                     21,349,706
===============================================================

COMPUTERS (PERIPHERALS)-2.48%

Brocade Communications Systems,
  Inc.(a)                              195,000        7,408,050
---------------------------------------------------------------
EMC Corp.(a)                           550,000       21,780,000
===============================================================
                                                     29,188,050
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-6.24%

BEA Systems, Inc.(a)                   100,000        4,085,000
---------------------------------------------------------------
i2 Technologies, Inc.(a)               350,000        6,093,500
---------------------------------------------------------------
Microsoft Corp.(a)                     200,000       13,550,000
---------------------------------------------------------------
Oracle Corp.(a)                        775,000       12,524,000
---------------------------------------------------------------
Siebel Systems, Inc.(a)                160,000        7,292,800
---------------------------------------------------------------
VERITAS Software Corp.(a)              500,000       29,805,000
===============================================================
                                                     73,350,300
===============================================================

ELECTRICAL EQUIPMENT-1.93%

General Electric Co.                   310,000       15,044,300
---------------------------------------------------------------
Solectron Corp.(a)                     300,000        7,635,000
===============================================================
                                                     22,679,300
===============================================================

ELECTRONICS
  (INSTRUMENTATION)-0.81%

Waters Corp.(a)                        183,000        9,552,600
===============================================================

                                                     MARKET
                                      SHARES         VALUE
ELECTRONICS (SEMICONDUCTORS)-5.57%

Altera Corp.(a)                        125,000   $    3,161,250
---------------------------------------------------------------
ANADIGICS, Inc.(a)                     300,000        5,325,000
---------------------------------------------------------------
Analog Devices, Inc.(a)                275,000       13,010,250
---------------------------------------------------------------
Applied Micro Circuits Corp.(a)        250,000        6,505,000
---------------------------------------------------------------
Micron Technology, Inc.(a)             125,000        5,672,500
---------------------------------------------------------------
RF Micro Devices, Inc.(a)              325,000        9,548,500
---------------------------------------------------------------
Texas Instruments Inc.                 300,000       11,610,000
---------------------------------------------------------------
Xilinx, Inc.(a)                        225,000       10,680,750
===============================================================
                                                     65,513,250
===============================================================

ENTERTAINMENT-3.86%

AOLTime Warner Inc.(a)                 900,000       45,450,000
===============================================================

EQUIPMENT (SEMICONDUCTOR)-5.95%

Applied Materials, Inc.(a)(b)          300,000       16,380,000
---------------------------------------------------------------
Asyst Technologies, Inc.(a)            175,000        3,246,250
---------------------------------------------------------------
Credence Systems Corp.(a)              350,000        8,312,500
---------------------------------------------------------------
KLA-Tencor Corp.(a)                    275,000       15,114,000
---------------------------------------------------------------
Lam Research Corp.(a)(b)               225,000        6,660,000
---------------------------------------------------------------
Novellus Systems, Inc.(a)              260,000       14,339,000
---------------------------------------------------------------
Teradyne, Inc.(a)                      150,000        5,925,000
===============================================================
                                                     69,976,750
===============================================================

FINANCIAL (DIVERSIFIED)-10.76%

American Express Co.                   350,000       14,854,000
---------------------------------------------------------------
Citigroup Inc.                         750,000       36,862,500
---------------------------------------------------------------
Fannie Mae                             225,000       18,058,500
---------------------------------------------------------------
Freddie Mac                            225,000       14,805,000
---------------------------------------------------------------
J.P. Morgan Chase & Co.                875,000       41,982,500
===============================================================
                                                    126,562,500
===============================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.88%

Andrx Group(a)                         175,000       10,325,000
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-7.41%

Allergan, Inc.                         130,000        9,880,000
---------------------------------------------------------------
Pfizer Inc.                          1,000,000       43,300,000
---------------------------------------------------------------
Pharmacia Corp.                        650,000       33,969,000
===============================================================
                                                     87,149,000
===============================================================

HEALTH CARE (HOSPITAL MANAGEMENT)-1.52%

Health Management Associates,
  Inc.-Class A(a)                    1,000,000       17,920,000
===============================================================

HEALTH CARE (MANAGED CARE)-3.71%

First Health Group Corp.(a)            400,000       20,700,000
---------------------------------------------------------------
UnitedHealth Group Inc.                350,000       22,918,000
===============================================================
                                                     43,618,000
===============================================================

                                                     MARKET
                                      SHARES         VALUE
HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.66%

Medtronic, Inc.                        175,000   $    7,805,000
===============================================================

HEALTH CARE (SPECIALIZED SERVICES)-1.79%

HEALTHSOUTH Corp.(a)                 1,500,000       21,075,000
===============================================================

INSURANCE (MULTI-LINE)-2.92%

American International Group,
  Inc.                                 420,000       34,356,000
===============================================================

INSURANCE BROKERS-1.23%

Marsh & McLennan Cos., Inc.            150,000       14,466,000
===============================================================

INVESTMENT BANKING/BROKERAGE-8.11%

Goldman Sachs Group, Inc. (The)        275,000       25,052,500
---------------------------------------------------------------
Merrill Lynch & Co., Inc.              420,000       25,914,000
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.       550,000       34,534,500
---------------------------------------------------------------
Schwab (Charles) Corp. (The)           500,000        9,900,000
===============================================================
                                                     95,401,000
===============================================================

INVESTMENT MANAGEMENT-1.00%

Stilwell Financial, Inc.               400,000       11,788,000
===============================================================

LEISURE TIME (PRODUCTS)-0.98%

Harley-Davidson, Inc.                  250,000       11,522,500
===============================================================

MANUFACTURING (DIVERSIFIED)-0.62%

Honeywell International Inc.           150,000        7,332,000
===============================================================

NATURAL GAS-0.80%

Enron Corp.                            150,000        9,408,000
===============================================================

RETAIL (DEPARTMENT STORES)-1.04%

Kohl's Corp.(a)                        200,000       12,212,000
===============================================================

RETAIL (DRUG STORES)-0.64%

Walgreen Co.                           175,000        7,486,500
===============================================================

RETAIL (GENERAL MERCHANDISE)-0.65%

Target Corp.                           200,000        7,690,000
===============================================================

RETAIL (SPECIALTY)-0.72%

Bed Bath & Beyond Inc.(a)              300,000        8,496,000
===============================================================

RETAIL (SPECIALTY-APPAREL)-2.58%

Abercrombie & Fitch Co.-Class A(a)     600,000       19,980,000
---------------------------------------------------------------
Gap, Inc. (The)                        375,000       10,391,250
===============================================================
                                                     30,371,250
===============================================================

SERVICES (COMMERCIAL & CONSUMER)-0.53%

Cendant Corp.(a)                       350,000        6,209,000
===============================================================

                                                     MARKET
                                      SHARES         VALUE
TEXTILES (APPAREL)-0.76%

Jones Apparel Group, Inc.(a)           225,000   $    8,941,500
===============================================================
    Total Domestic Common Stocks
      (Cost $978,779,791)                         1,017,314,206
===============================================================

FOREIGN STOCKS AND OTHER EQUITY
  INTERESTS-9.97%

BERMUDA-1.81%

Tyco International Ltd.
  (Manufacturing- Diversified)         400,000       21,348,000
===============================================================

CANADA-3.55%

BioChem Pharma, Inc.
  (Biotechnology)(a)                    26,800          848,220
---------------------------------------------------------------
Celestica Inc.
  (Electronics-Semiconductors)(a)      575,000       29,382,500
---------------------------------------------------------------
Nortel Networks Corp.
  (Communications Equipment)           750,000       11,475,000
===============================================================
                                                     41,705,720
===============================================================

HONG KONG-1.85%

China Mobile Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)              1,600,000        7,877,933
---------------------------------------------------------------
Dah Sing Financial Group
  (Banks-Regional)                   2,550,000       13,896,012
===============================================================
                                                     21,773,945
===============================================================

ISRAEL-0.69%

Check Point Software Technologies
  Ltd. (Computers-Software &
  Services)(a)                         130,000        8,154,900
===============================================================

TAIWAN-0.67%

Taiwan Semiconductor Manufacturing
  Co. Ltd.-ADR
  (Electronics-Semiconductors)         325,000        7,878,000
===============================================================

UNITED KINGDOM-1.40%

Shire Pharmaceuticals Group
  PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)       330,000       16,467,000
===============================================================
    Total Foreign Stocks and Other
      Equity Interests (Cost
      $131,991,358)                                 117,327,565
===============================================================

MONEY MARKET FUNDS-3.86%

STIC Liquid Assets Portfolio(c)     22,677,336       22,677,336
---------------------------------------------------------------
STIC Prime Portfolio(c)             22,677,336       22,677,336
===============================================================
    Total Money Market Funds (Cost
      $45,354,672)                                   45,354,672
===============================================================
TOTAL INVESTMENTS-100.32% (Cost
  $1,156,125,821)                                 1,179,996,443
===============================================================
OTHER ASSETS LESS
  LIABILITIES-(0.32%)                                (3,777,131)
===============================================================
NET ASSETS-100.00%                               $1,176,219,312
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b)  A portion of this security is subject to call options written. See Note 7.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
 8

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,156,125,821)                              $1,179,996,443
-------------------------------------------------------------
Foreign currencies, at value (cost $215,791)          215,797
-------------------------------------------------------------
Receivables for:
  Investments sold                                  5,242,275
-------------------------------------------------------------
  Fund shares sold                                  3,860,708
-------------------------------------------------------------
  Dividends                                           477,402
-------------------------------------------------------------
Investment for deferred compensation plan              13,627
-------------------------------------------------------------
Other assets                                           55,919
=============================================================
    Total assets                                1,189,862,171
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             8,699,801
-------------------------------------------------------------
  Fund shares reacquired                            1,793,248
-------------------------------------------------------------
  Options written (premiums received
    $836,722)                                       2,070,000
-------------------------------------------------------------
  Deferred compensation plan                           13,627
-------------------------------------------------------------
Accrued administrative services fees                   11,563
-------------------------------------------------------------
Accrued distribution fees                             784,726
-------------------------------------------------------------
Accrued trustees' fees                                  1,274
-------------------------------------------------------------
Accrued transfer agent fees                           181,584
-------------------------------------------------------------
Accrued operating expenses                             87,036
=============================================================
    Total liabilities                              13,642,859
=============================================================
Net assets applicable to shares outstanding    $1,176,219,312
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $  445,420,656
_____________________________________________________________
=============================================================
Class B                                        $  517,886,043
_____________________________________________________________
=============================================================
Class C                                        $  212,912,613
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                            44,310,979
_____________________________________________________________
=============================================================
Class B                                            52,158,059
_____________________________________________________________
=============================================================
Class C                                            21,444,952
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        10.05
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.05 divided by
      94.50%)                                  $        10.63
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $         9.93
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $         9.93
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $3,938)                                      $   2,680,895
------------------------------------------------------------
Dividends from affiliated money market funds       1,752,836
------------------------------------------------------------
Interest                                                 908
============================================================
    Total investment income                        4,434,639
============================================================

EXPENSES:

Advisory fees                                      5,822,533
------------------------------------------------------------
Administrative services fees                          73,272
------------------------------------------------------------
Custodian fees                                        69,797
------------------------------------------------------------
Distribution fees -- Class A                         917,982
------------------------------------------------------------
Distribution fees -- Class B                       2,970,092
------------------------------------------------------------
Distribution fees -- Class C                       1,228,132
------------------------------------------------------------
Transfer agent fees -- Class A                       758,744
------------------------------------------------------------
Transfer agent fees -- Class B                       921,322
------------------------------------------------------------
Transfer agent fees -- Class C                       380,966
------------------------------------------------------------
Trustees' fees                                         7,791
------------------------------------------------------------
Other                                                317,903
============================================================
    Total expenses                                13,468,534
============================================================
Less: Expenses paid indirectly                       (25,818)
------------------------------------------------------------
    Net expenses                                  13,442,716
============================================================
Net investment income (loss)                      (9,008,077)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (364,259,695)
------------------------------------------------------------
  Foreign currencies                                       6
------------------------------------------------------------
  Option contracts written                           836,373
============================================================
                                                (363,423,316)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (259,378,456)
------------------------------------------------------------
  Foreign currencies                                       5
------------------------------------------------------------
  Option contracts written                        (1,233,278)
============================================================
                                                (260,611,729)
============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts       (624,035,045)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(633,043,122)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the year ended October 31, 2000 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2001              2000
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (9,008,077)   $  (16,886,666)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (363,423,316)     (151,974,988)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   (260,611,729)      243,388,002
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (633,043,122)       74,526,348
==============================================================================================
Share transactions-net:
  Class A                                                         22,442,975       467,782,934
----------------------------------------------------------------------------------------------
  Class B                                                         44,301,939       537,342,137
----------------------------------------------------------------------------------------------
  Class C                                                         17,287,514       252,670,086
==============================================================================================
    Net increase (decrease) in net assets                       (549,010,694)    1,332,321,505
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,725,230,006       392,908,501
==============================================================================================
  End of period                                               $1,176,219,312    $1,725,230,006
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,681,447,620    $1,597,415,192
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (9,046,515)          (38,438)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts         (518,819,143)     (155,395,827)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                               22,637,350       283,249,079
==============================================================================================
                                                              $1,176,219,312    $1,725,230,006
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $147,966,009 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's subadvisor. Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets exceeding $2 billion. Under the terms of a subadvisory agreement between AIM and H.S. Dent, AIM pays H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets exceeding $2 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $73,272 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $1,262,584 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $917,982, $2,970,092 and $1,228,132, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $391,903 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $86,347 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 2001, the Fund paid legal fees of $2,434 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $16,151 and reductions in custodian fees of $9,667 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $25,818.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $907,939,887 and $788,807,717, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 45,532,754
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (21,932,457)
=========================================================
Net unrealized appreciation of investment
  securities                                 $ 23,600,297
_________________________________________________________
=========================================================


Cost of investments for tax purposes is $1,156,396,146.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    -----------
Beginning of period                    --      $        --
----------------------------------------------------------
Written                             5,500        2,123,571
----------------------------------------------------------
Closed                             (2,750)      (1,286,849)
==========================================================
End of period                       2,750      $   836,722
__________________________________________________________
==========================================================


Open call option contracts written at April 30, 2001 were as follows:

                                                             APRIL 30,
                                                                2001        UNREALIZED
             CONTRACT     STRIKE     NUMBER OF   PREMIUMS      MARKET      APPRECIATION
ISSUE          MONTH       PRICE     CONTRACTS   RECEIVED      VALUE      (DEPRECIATION)
-----        ---------   ---------   ---------   ---------   ----------   --------------
Applied
Materials,
Inc.          May-01      $   50         500     $168,494    $  360,000     $  (191,506)
----------------------------------------------------------------------------------------
Lam
Research
Corp.         May-01       22.50       2,250      668,228     1,710,000      (1,041,772)
========================================================================================
                                       2,750     $836,722    $2,070,000     $(1,233,278)
________________________________________________________________________________________
========================================================================================


NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 were as follows:

                                      APRIL 30,                     OCTOBER 31,
                                         2001                           2000
                              --------------------------    ----------------------------
                                SHARES         AMOUNT         SHARES          AMOUNT
                              ----------    ------------    ----------    --------------
Sold:
  Class A                      8,912,146    $108,912,617    34,788,634    $  547,265,482
----------------------------------------------------------------------------------------
  Class B                      8,587,626     104,505,425    37,284,984       583,389,114
----------------------------------------------------------------------------------------
  Class C                      4,358,425      52,638,108    17,532,275       276,260,624
========================================================================================
Reacquired:
  Class A                     (7,909,705)    (86,469,642)   (4,975,363)      (79,482,548)
----------------------------------------------------------------------------------------
  Class B                     (5,462,766)    (60,203,486)   (2,900,834)      (46,046,977)
----------------------------------------------------------------------------------------
  Class C                     (3,214,010)    (35,350,594)   (1,492,566)      (23,590,538)
========================================================================================
                               5,271,716    $ 84,032,428    80,237,130    $1,257,795,157
________________________________________________________________________________________
========================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A
                                                              ---------------------------------------------
                                                                                             JUNE 7, 1999
                                                              SIX MONTHS                   (DATE OPERATIONS
                                                                ENDED       YEAR ENDED        COMMENCED)
                                                              APRIL 30,     OCTOBER 31,     TO OCTOBER 31,
                                                                 2001          2000              1999
                                                              ----------    -----------    ----------------
Net asset value, beginning of period                           $  15.40      $  12.14          $  10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                             (0.05)        (0.11)            (0.03)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (5.30)         3.37              2.17
===========================================================================================================
    Total from investment operations                              (5.35)         3.26              2.14
===========================================================================================================
Net asset value, end of period                                 $  10.05      $  15.40          $  12.14
___________________________________________________________________________________________________________
===========================================================================================================
Total return(a)                                                  (34.74)%       26.85%            21.40%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $445,421      $666,929          $163,872
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets                            1.56%(b)      1.50%             1.60%(c)(d)
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of net investment income (loss) to average net assets       (0.91)%(b)    (0.93)%           (1.00)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                              60%           90%               29%
___________________________________________________________________________________________________________
===========================================================================================================

(a) Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $528,908,121.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.65% (annualized).
(d)  Annualized.

                                                                                 CLASS B
                                                              ---------------------------------------------
                                                                                             JUNE 7, 1999
                                                              SIX MONTHS                   (DATE OPERATIONS
                                                                ENDED       YEAR ENDED        COMMENCED)
                                                              APRIL 30,     OCTOBER 31,     TO OCTOBER 31,
                                                                 2001          2000              1999
                                                              ----------    -----------    ----------------
Net asset value, beginning of period                           $  15.26      $  12.11          $  10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.09)        (0.18)            (0.04)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (5.24)         3.33              2.15
===========================================================================================================
    Total from investment operations                              (5.33)         3.15              2.11
===========================================================================================================
Net asset value, end of period                                 $   9.93      $  15.26          $  12.11
___________________________________________________________________________________________________________
===========================================================================================================
Total return(a)                                                  (34.93)%       26.01%            21.10%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $517,886      $748,480          $177,430
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets                            2.23%(b)      2.17%             2.24%(c)(d)
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of net investment loss to average net assets                (1.58)%(b)    (1.60)%           (1.64)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                              60%           90%               29%
___________________________________________________________________________________________________________
===========================================================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $598,941,238.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.29% (annualized).
(d)  Annualized.

                                                                                 CLASS C
                                                              ---------------------------------------------
                                                                                             JUNE 7, 1999
                                                              SIX MONTHS                   (DATE OPERATIONS
                                                                ENDED       YEAR ENDED        COMMENCED)
                                                              APRIL 30,     OCTOBER 31,     TO OCTOBER 31,
                                                                 2001          2000              1999
                                                              ----------    -----------    ----------------
Net asset value, beginning of period                           $  15.26      $  12.11          $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.09)        (0.17)           (0.04)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (5.24)         3.32             2.15
===========================================================================================================
    Total from investment operations                              (5.33)         3.15             2.11
===========================================================================================================
Net asset value, end of period                                 $   9.93      $  15.26          $ 12.11
___________________________________________________________________________________________________________
===========================================================================================================
Total return(a)                                                  (34.93)%       26.01%           21.10%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $212,913      $309,821          $51,605
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets                            2.23%(b)      2.17%            2.24%(c)(d)
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of net investment income (loss) to average net assets       (1.58)%(b)    (1.60)%          (1.64)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                              60%           90%              29%
___________________________________________________________________________________________________________
===========================================================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $247,661,949.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.29% (annualized).
(d)  Annualized.

NOTE 10-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the period June 7, 1999 (date operations commenced) to October 31, 1999 and the year ended October 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the period June 7, 1999 (date operations commenced) to October 31, 1999 and the year ended October 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended October 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                                   OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                    Robert H. Graham                        11 Greenway Plaza
Chairman, President and Chief Executive Officer     Chairman and President                  Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                                    Carol F. Relihan
Bruce L. Crockett                                   Senior Vice President and Secretary     INVESTMENT ADVISOR
Director
ACE Limited;                                        Gary T. Crum                            A I M Advisors, Inc.
Formerly Director, President, and                   Senior Vice President                   11 Greenway Plaza
Chief Executive Officer                                                                     Suite 100
COMSAT Corporation                                  Edgar M. Larsen                         Houston, TX 77046
                                                    Senior Vice President
Owen Daly II                                                                                SUB-ADVISOR
Formerly Director                                   Dana R. Sutton
Cortland Trust Inc.                                 Vice President and Treasurer            H.S. Dent Advisors, Inc.
                                                                                            6515 Gwin Road
Albert R. Dowden                                    Melville B. Cox                         Oakland, CA 94611
Chairman of the Board of Directors,                 Vice President
The Cortland Trust and DHJ Media, Inc.; and                                                 TRANSFER AGENT
Director, Magellan Insurance Company,               Mary J. Benson
Formerly Director, President and                    Assistant Vice President and            A I M Fund Services, Inc.
Chief Executive Officer,                            Assistant Treasurer                     P.O. Box 4739
Volvo Group North America, Inc.; and                                                        Houston, TX 77210-4739
Senior Vice President, AB Volvo                     Sheri Steward Morris
                                                    Assistant Vice President and            CUSTODIAN
Edward K. Dunn Jr.                                  Assistant Treasurer
Chairman, Mercantile Mortgage Corp.;                                                        State Street Bank and Trust Company
Formerly Vice Chairman and President,               Juan E. Cabrera, Jr.                    225 Franklin Street
Mercantile-Safe Deposit & Trust Co.; and            Assistant Secretary                     Boston, MA 02110
President, Mercantile Bankshares
                                                    Jim A. Coppedge                         COUNSEL TO THE FUND
Jack M. Fields                                      Assistant Secretary
Chief Executive Officer                                                                     Ballard Spahr
Twenty First Century, Inc.;                         Renee A. Friedli                        Andrews & Ingersoll, LLP
Formerly Member                                     Assistant Secretary                     1735 Market Street
of the U.S. House of Representatives                                                        Philadelphia, PA 19103
                                                    P. Michelle Grace
Carl Frischling                                     Assistant Secretary                     COUNSEL TO THE TRUSTEES
Partner
Kramer, Levin, Naftalis & Frankel LLP               John H. Lively                          Kramer, Levin, Naftalis & Frankel LLP
                                                    Assistant Secretary                     919 Third Avenue
Prema Mathai-Davis                                                                          New York, NY 10022
Formerly Chief Executive Officer,                   Nancy L. Martin
YWCA of the U.S.A.; Commissioner,                   Assistant Secretary                     DISTRIBUTOR
New York City Dept. for the Aging;
and member of the Board of Directors,               Ofelia M. Mayo                          A I M Distributors, Inc.
Metropolitan Transportation Authority of            Assistant Secretary                     11 Greenway Plaza
New York State                                                                              Suite 100
                                                    Lisa A. Moss                            Houston, TX 77046
Lewis F. Pennock                                    Assistant Secretary
Partner
Pennock & Cooper                                    Kathleen J. Pflueger
                                                    Assistant Secretary
Louis S. Sklar
Executive Vice President                            Stephen R. Rimes
Hines Interests                                     Assistant Secretary
Limited Partnership
                                                    Timothy D. Yang
                                                    Assistant Secretary

THE AIM FUNDS RISK
SPECTRUM

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                     -------------------------------------

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

              EQUITY FUNDS                  FIXED-INCOME FUNDS

    DOMESTIC EQUITY FUNDS        INTERNATIONAL/GLOBAL EQUITY FUNDS                  TAXABLE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                    MORE AGGRESSIVE                                 MORE AGGRESSIVE

AIM Small Cap Opportunities(1)   AIM Latin American Growth                      AIM Strategic Income
AIM Mid Cap Opportunities(1)     AIM Developing Markets                         AIM High Yield II
AIM Large Cap Opportunities(2)   AIM European Small Company                     AIM High Yield
AIM Emerging Growth              AIM Asian Growth                               AIM Income
AIM Small Cap Growth(1)          AIM Japan Growth                               AIM Global Income
AIM Aggressive Growth            AIM International Emerging Growth              AIM Floating Rate
AIM Mid Cap Growth               AIM European Development                       AIM Intermediate Government
AIM Small Cap Equity             AIM Euroland Growth                            AIM Limited Maturity Treasury
AIM Capital Development          AIM Global Aggressive Growth                   AIM Money Market
AIM Constellation                AIM International Equity
AIM Dent Demographic Trends      AIM Advisor International Value                         MORE CONSERVATIVE
AIM Select Growth                AIM Worldwide Spectrum
AIM Large Cap Growth             AIM Global Trends                                 TAX-FREE FIXED-INCOME FUNDS
AIM Weingarten                   AIM Global Growth
AIM Mid Cap Equity                                                                        MORE AGGRESSIVE
AIM Value II                                  MORE CONSERVATIVE
AIM Charter                                                                     AIM High Income Municipal
AIM Value                                    SECTOR EQUITY FUNDS                AIM Tax-Exempt Bond of Connecticut
AIM Blue Chip                                                                   AIM Municipal Bond
AIM Basic Value                                MORE AGGRESSIVE                  AIM Tax-Free Intermediate
AIM Large Cap Basic Value                                                       AIM Tax-Exempt Cash
AIM Balanced                     AIM New Technology
AIM Advisor Flex                 AIM Global Telecommunications and Technology            MORE CONSERVATIVE
                                 AIM Global Infrastructure
                                 AIM Global Resources
                                 AIM Global Financial Services
                                 AIM Global Health Care
                                 AIM Global Consumer Products and Services
                                 AIM Advisor Real Estate
                                 AIM Global Utilities

                                              MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $154 billion in assets for nine million shareholders, including individual investors, corporate clients and financial institutions, as of March 31, 2001.
    The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the eighth-largest mutual fund complex in the United States in assets under management, according to Strategic Insight, an independent mutual fund monitor. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $370 billion in assets under management as of March 31, 2001.

[DALBAR AWARDS LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       DDT-SAR-1

A I M Distributors, Inc